UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

COGNEX CORPORATION

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

COGNEX VOTE Step 1: Go to www.envisionreports.com/CGNX. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/CGNX Online Go to www.envisionreports.com/CGNX or scan the QR code — login details are located in the shaded bar below. The Sample Company 2022 Annual Meeting of Shareholders Notice 03KUHD + + Important Notice Regarding the Availability of Proxy Materials for the Cognex Corporation 2022 Annual Meeting of Shareholders to be Held on May 4, 2022 You are receiving this notice that the proxy materials for the 2022 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 22, 2022 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. You will be able to vote electronically until 1:00 a.m. EDT on May 4, 2022. Votes submitted electronically must be received by 1:00 a.m., EDT, on Wednesday May 4, 2022. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/CGNX. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Cognex Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 22, 2022. Cognex Corporation’s 2022 Annual Meeting of Shareholders will be held on Wednesday, May 4, 2022 at Cognex Corporation, One Vision Drive, Natick, Massachusetts, at 9:00 a.m., local time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. 1. The election of two directors to serve for a term ending in 2025 and one director to serve for a term ending in 2024. Nominees: (01) Anthony Sun, (02) Robert J. Willett, and (03) Marjorie T. Sennett. 2. To ratify the selection of Grant Thornton LLP as Cognex’s independent registered public accounting firm for fiscal year 2022. 3. To approve, on an advisory basis, the compensation of Cognex’s named executive officers as described in the proxy statement including the Compensation Discussion and Analysis, compensation tables and narrative discussion (“say-on-pay”). 4. The consideration of any other business that may properly come before the meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 2022 Annual Meeting of Shareholders DIRECTIONS TO COGNEX CORPORATION One Vision Drive Natick, MA 01760 Please note: Guest parking is available in front of the building. From Boston and Logan Airport: • Merge onto Route 90 West (Mass Turnpike) toward Worcester • Take Exit 15 (I-95/Route 128) toward Waltham/Dedham • Follow “From Route 128 (I-95)” From Route 128 (I 95): • Take Exit 20B (Route 9 West) toward Framingham/Worcester • Follow “From Route 9 West” From Route 495: • Take Exit 22 Route 90 East (Mass Turnpike) toward Framingham/Boston • Follow “From Route 90 (Mass Turnpike)” From Route 90 (Mass Turnpike): • Take Exit 13 (Natick/Framingham - Route 30) • Follow left ramp towards Natick (Route 30 East) • Follow signs to Route 9 East • Follow “From Route 9 East” From Route 9 West: • Follow Route 9 West • Look for an Audi dealership on your right as you head up a hill. At the crest of that hill, Vision Drive is 0.1 miles past Wethersfield Rd. Cognex is on the left of Vision Drive. From Route 9 East: • Follow Route 9 East • Make U-turn at the left lane U-turn signal near Natick McDonald’s • Follow “From Route 9 West” Directions to the Cognex Corporation 2022 Annual Meeting of Shareholders